VICTORY ENERGY CORPORATION
AUDIT COMMITTEE CHARTER

The Purpose of the Audit Committee
The purpose of the Audit Committee of Victory Energy Corporation (the “Company”) is to represent and assist the Board of Directors in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.
The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Audit Committee’s members in business, financial and accounting matters.
Membership and Structure
The Audit Committee shall be comprised of at least two directors, each of whom shall be determined by the Board of Directors to meet the director and audit committee member independence requirements and financial literacy requirements of The NASDAQ Stock Market LLC (“NASDAQ”), the Securities and Exchange Commission or any other applicable requirements. At least one member of the Audit Committee must be financially sophisticated, as determined by the Board of Directors, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years, each as required by NASDAQ listing standards. Appointment to the Audit Committee, including the designation of the Chair of the Audit Committee and the designation of any Audit Committee members as “audit committee financial experts,” shall be made on an annual basis by the full Board of Directors.
Operations
The Audit Committee meets in person or telephonically at least four times a year, on a quarterly basis. Additional meetings may occur as the Audit Committee or its chairperson deems advisable. The Audit Committee may take action by unanimous written consent in lieu of meeting. When necessary, the Audit Committee shall meet in executive session outside of the presence of any senior executive officer of the Company. The Audit Committee will cause adequate minutes of all its proceedings to be kept, and will report on its actions and activities at the next quarterly meeting of the Board of Directors of the Company. Audit Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Audit Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board of Directors of the Company. The Audit Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the articles of incorporation or bylaws of the Company, as amended from time to time, or (c) any applicable law.
The Chair of the Audit Committee is to be contacted directly by the chief internal auditor or the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board of Directors’ responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Audit Committee.
Authority
The Audit Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.
The Audit Committee may form and delegate authority to subcommittees, which must consist solely of independent directors, and may delegate authority to one or more designated members of the Audit Committee. Any action taken by such subcommittees and delegation shall be reported to the full Audit Committee on a timely basis.
Responsibilities
The principal responsibilities and functions of the Audit Committee are as follows:
1.direct responsibility for the appointment (subject, if applicable, to stockholder ratification) or termination, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting), who shall report directly to the Audit Committee;
2.obtain and review annually a report by the independent auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;
3.review and discuss with the independent auditor the written statement from the independent auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assess the independence of the auditor;
4.establish policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor;
5.review and discuss with the independent auditor (a) its audit plans, and audit procedures, including the general audit approach, scope, staffing, fees and timing of the audit, (b) the results of the annual audit examination and accompanying management letters, and (c) the results of the independent auditor’s procedures with respect to interim periods;
6.review and discuss reports from the independent auditor on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management;
7.review and discuss with the independent auditor the independent auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such further matters as the independent auditors present the Audit Committee under generally accepted auditing standards;
8.review and discuss with management and the independent auditor quarterly earnings press releases, including the interim financial information and business discussion included therein, review and discuss with management and independent auditor the unaudited quarterly or interim financial statements and the management discussion and analysis in the quarterly report or the annual report, the year-end audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, if deemed appropriate, recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year;
9.review and discuss with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors;
10.review and discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
11.review and approve related-party transactions (as defined in Item 404 of Regulation S-K);
12.review and discuss with management, the independent auditor, and the Company’s chief internal auditor (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), (b) the Company’s internal audit procedures, and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon;
13.review annually with the chief internal auditor the scope of the internal audit program, and review annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives;
14.review and concur in the appointment, replacement, reassignment, or dismissal of any chief internal auditor of the Company;
15.review the use of auditors other than the independent auditor in cases such as management’s request for second opinions;
16.review matters related to the corporate compliance activities of the Company;
17.establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
18.establish policies for the hiring of employees and former employees of the independent auditor;
19.prepare any report of the Audit Committee, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission or any exchange on which the Company’s securities are listed to be included in any annual report or for any annual or other meeting of stockholders;
20.periodically review with the Company’s in-house and independent counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any material reports or inquiries received from regulators or governmental agencies;
21.obtain timely reports from management and the Company’s senior internal auditing executive and counsel that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics, including disclosures of insider and affiliated party transactions;
22.review and approve the Company’s Code of Ethics, as it may be amended and updated from time to time, and ensures that management has implemented a compliance program to enforce such Code (which shall include reporting of violations of such Code to the Audit Committee);
23.review reported violations of the Company’s Code of Ethics;
24.review and approve (a) any change or waiver in the Company’s Code of Ethics for principal executives and senior financial officers and (b) any disclosures made on the Company’s filings with the Securities and Exchange Commission regarding such change or waiver;
25.engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board of Directors; and
26.exercise such other powers and perform such other duties as may from time to time be delegated to the Audit Committee by the Board of Directors.
The Audit Committee shall consult with management but may not delegate these responsibilities, except as specifically provided for above.
Adopted by the Board of Directors on September 14, 2017

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